Exhibit 99.2

3Q22 EARNINGS REPORT PennyMac Financial Services, Inc. October 2022

FORWARD-LOOKING STATEMENTS

PENNYMAC FINANCIAL SERVICES

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future interest rate, housing and prepayment rates changes; the impact of the COVID- 19 pandemic; future loan origination, servicing and production, including future production and operating expenses; future loan delinquencies and forbearances; future early buyout loans; future custodial balance earnings; future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our business; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; the discontinuation of LIBOR; increases in loan delinquencies and defaults; failure to modify, resell or refinance early buyout loans; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation-related items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

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THIRD QUARTER HIGHLIGHTS

PENNYMAC FINANCIAL SERVICES

3Q22 Results

Net income	Diluted EPS[1]
$135mm	$2.46

Return on equity	Book value per share
16%	$68.26

Capital Return

Shares repurchased	Dividend per common share
1.9mm	$0.20

PRODUCTION

Pretax income	Total loan acquisitions and originations[2]	Consumer direct lock volume	Broker direct lock volume	Government correspondent lock volume
$39mm	$26.0bn	$3.8bn	$1.9bn	$12.4bn

SERVICING

Pretax income	MSR[1] fair value changes and hedging results	MSR fair value changes and hedging impact to EPS	Pretax income excluding valuation-related items[3]	Total servicing portfolio UPB[1][2]
$145mm	$72mm	$0.97	$70mm	$539bn

INVESTMENT MANAGEMENT

Pretax income	Assets under management	Revenue
$1.6mm	$2.0bn	$10.4mm

Note: All figures are for 3Q22 or as of 9/30/22

(1) EPS = earnings per share. MSR = mortgage servicing rights. UPB = unpaid principal balance

(2) Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT)

(3) Excludes $237.2 million in MSR fair value gains, $164.7 million in hedging losses and a $3.2 million reversal related to provisions for losses on active loans. See slide 13 for additional details.

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0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Average 30-year fixed rate mortgage Primary/secondary spread 4 ORIGINATION MARKET HAS DECLINED MEANINGFULLY U.S. Mortgage Origination Market (1) ($ in trillions) Mortgage Rates Have Rapidly Increased • Third party forecasts for total originations indicate an annualized run rate of $ 1.7 to $1.9 trillion, reflecting a substantial decline from 2022 levels ‒ Excess industry capacity established in recent years continues to be reduced by market participants • Mortgage banking companies with large servicing balances and diversified business models are better positioned to offset the decline in profitability that has resulted from decreased origination volumes and margins (1) Actual originations: Inside Mortgage Finance. F orecast originations: Average of Mortgage Bankers Association ( 10 /23/22), Fannie Mae ( 10 /10/22), and Freddie Mac (10/21/22) forecasts . (2) Freddie Mac Primary Mortgage Market Survey. 6.94 % as of 10/20/22. (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30 - Year Fannie Mae or Freddie Mac Par Coupon ( MTGEFNCL) Index. (2) (3) $1.5 $1.8 $1.7 $1.5 $2.6 $2.7 $0.7 $0.4 $4.1 $4.4 $2.4 $1.9 2020 2021 2022E 2023E Purchase Refinance

5 IMPACT OF CURRENT MARKET ENVIRONMENT ON PFSI’S BUSINESSES • Fair value declines on PMT’s credit investments in recent periods have driven a decline in AUM ‒ Results in lower base management fees ‒ Performance - based incentive fees are not expected to be earned in the short term due to PMT’s losses in recent quarters • PMT’s long - term return potential remains attractive ‒ Largest correspondent lender in the U.S. with a strong orientation towards purchase money loans ‒ Fundamentals underlying PMT’s investment portfolio remain strong • Reduced EBO - related income largely offset by increasing earnings on custodial balances • Expect continued servicing portfolio growth due to lower prepayments and additions from loan production activities ‒ Leveraging Pennymac’s leadership position and low cost structure in correspondent lending supplemented by opportunistic bulk MSR purchases • Strong home price appreciation in recent years and low current unemployment are expected to mitigate the negative impact of a potential short - term recession ‒ Unemployment currently remains low at 3.5% (1) • Purchase activity expected to be impacted by affordability challenges due to significantly higher mortgage rates • Refinance volumes expected to remain subdued • Correspondent sellers aligning with stable capital partners and increasingly selling loans servicing released • In addition to seasonal trends, margins and volumes have potential to decline further due to excess levels of capacity and higher mortgage rates • Reduced revenues largely offset by expense management activities Production Servicing Investment Management (1) Bureau of Labor Statistics, September 2022 Pennymac’s balanced business model provides the ability to successfully navigate volatile markets

$21.34 $26.26 $47.80 $60.11 $68.26 12/31/18 12/31/19 12/31/20 12/31/21 9/30/22 13% 22% 61% 29% 17% 2018 2019 2020 2021 9M22 6 LONG TRACK RECORD OF VALUE CREATION AS A PUBLICLY TRADED COMPANY Book Value Per Share of PFSI Return on Equity (ROE) • Balanced business model with leadership positions in production and servicing combined with robust risk management disciplines drive profitability in different market environments • Strong returns on equity continue to drive growth in book value per share • PFSI remains focused on maintaining profitability and stability while also continuing its long standing risk management practices PFSI’s ROE is projected to trend lower before returning to its pre - COVID range over time due to the continuation of a challenging origination landscape

Quarterly Operating Expenses (1) ($ in millions) $465 $456 $356 $294 AVG2021 1Q22 2Q22 3Q22 7 EXPENSE MANAGEMENT CONTINUES TO BE A PRIORITY FOR PFSI PFSI implemented meaningful expense savings and capacity reductions as shifts in the market were developing • Third quarter operating expenses (1) were down $171 million from average 2021 levels, or 37% ‒ Additional actions have been taken in the fourth quarter to further align expenses with lower expected levels of production a cti vity (1) Operating expenses excludes reversal of provision for losses on active loans, which averaged $13 million per quarter in 2021, an d totaled $33 million, $22 million, and $3 million in 1Q22, 2Q22, and 3Q22, respectively 37% reduction from average 2021 levels Pennymac will continue to adjust its expense base as the market evolves

2.8% 3.4% 3.7% 4.1% 4.1% 12/31/18 12/31/19 12/31/20 12/31/21 9/30/22 0.5% 0.7% 0.9% 1.6% 1.4% 2018 2019 2020 2021 3Q22LTM 0.3% 1.2% 2.1% 2.4% 2.2% 2018 2019 2020 2021 3Q22LTM PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 8 Loan Servicing Market Share (1) Correspondent Production Market Share (1) Consumer Direct Market Share (1) Broker Direct Market Share (1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share estimates based on Inside Mortgage Finance. Inside Mortgage Finance estimates $2.9 billion in total o ri gination volume for 3Q22 LTM. For 3Q22, LTM, we estimate the correspondent channel represented 24% of the overall origination market, retail represented 61%, and broker represented 15%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $539 billion divided by an estimated $13.2 trillion in mortgage debt outstanding. 11.8% 15.3% 17.7% 16.7% 14.1% 2018 2019 2020 2021 3Q22LTM

$15.4 $10.6 $12.2 $28.6 $10.3 $10.2 $44.0 $21.0 $22.4 $45.6 $22.4 $23.0 3Q21 2Q22 3Q22 Government loans Conventional loans for PMT Total locks 9 PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL Consumer Direct (UPB in billions) Broker Direct (UPB in billions) October 2022 (Estimated) October 2022 (Estimated) October 2022 (Estimated) Note: Figures may not sum due to rounding (1) For government - insured loans, PFSI earns income from holding and selling or securitizing the loans (2) For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securi ti zing the loans (3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee (4) Commitments to originate mortgage loans at specified terms at period end (1) (2) (3) Correspondent (UPB in billions) $0.9 $0.4 $0.4 $3.1 $1.6 $0.9 $4.0 $2.0 $1.3 $4.9 $2.2 $1.9 3Q21 2Q22 3Q22 Government loans Conventional loans Total locks $4.9 $1.5 $1.1 $6.2 $2.2 $1.2 $11.1 $3.7 $2.3 $16.3 $4.3 $3.8 3Q21 2Q22 3Q22 Government loans Conventional loans Total locks Locks: (UPB in billions) $8.0 Locks: (UPB in billions) $0.7 Locks: (UPB in billions) $0.5 Acquisitions: (UPB in billions) $7.5 Originations: (UPB in billions) $0.5 Originations: (UPB in billions) $0.4 Committed pipeline (4) : (UPB in billions) $0.6 Committed pipeline (4) : (UPB in billions) $0.5

DRIVERS OF PRODUCTION SEGMENT RESULTS

PENNYMAC FINANCIAL SERVICES

	3Q21				2Q22				3Q22			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
Government Correspondent	$ 15,661	27	$ 42.9	8%	$ 10,997	27	$ 29.4	16%	$ 12,014	24	$ 29.4	17%
Consumer Direct	11,678	382	446.7	80%	3,034	355	107.7	60%	2,140	366	78.3	46%
Broker Direct	3,963	77	30.6	5%	1,820	77	13.9	8%	1,319	70	9.3	5%
Other[2]	n/a	n/a	(5.0)	-1%	n/a	n/a	6.7	4%	n/a	n/a	35.7	21%
Total PFSI account revenues (net of Loan origination expense)	**$ 31,303**	**165**	**$ 515.2**	**92%**	**$ 15,851**	**99**	**$ 157.7**	**88%**	**$ 15,473**	**99**	**$ 152.7**	**89%**
PMT Conventional Correspondent	28,301	16	43.9	8%	10,593	19	20.6	12%	10,232	18	18.4	11%
Total Production revenues (net of Loan origination expense)		**94**	**$ 559.1**	**100%**		**67**	**$ 178.3**	**100%**		**67**	**$ 171.1**	**100%**
Production expenses (less Loan origination expense)	**$ 59,604**	**38**	**$ 228.5**	**41%**	**$ 26,444**	**64**	**$ 168.7**	**95%**	**$ 25,705**	**52**	**$ 132.5**	**77%**
Production segment pretax income		**55**	**$ 330.6**	**59%**		**4**	**$ 9.7**	**5%**		**15**	**$ 38.6**	**23%**

- Production revenue margins were higher in the consumer direct channel but lower in broker direct and correspondent; revenue per fallout adjusted lock for PFSI's own account was 99 basis points in 3Q22, unchanged from 2Q22
- Production expenses decreased 21% from the prior quarter while fallout adjusted locks were down 2%

(1) Expected revenue net of direct origination costs at time of lock
(2) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items

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PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL

Multi-channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio

CORRESPONDENT

- Pennymac remains the largest correspondent aggregator in the U.S.
- 771 correspondent sellers as of September 30, down slightly from 777 at June 30
- Volumes increased from the prior quarter despite a smaller origination market
- Purchase volume in 3Q22 was 90% of acquisitions, up from 82% in 2Q22
- Lower fulfillment fees Q/Q driven by the competitive mortgage environment
- Correspondent volume drives servicing portfolio growth while generating additional opportunities for consumer direct
- In 4Q22, PFSI will be purchasing certain conventional correspondent loans from PMT in exchange for a sourcing fee to grow and diversify its servicing portfolio

CONSUMER DIRECT

- Focused on meeting the changing needs of the 2.2 million customers in our servicing portfolio in a higher interest rate environment
  - Purchase lock volume in 3Q22 was $1.37 billion, or 36% of total locks, up significantly from $951 million, or 22% of total locks in 2Q22
  - $1.16 billion or approximately 85% of total purchase locks sourced from our large and growing servicing portfolio
  - Expanded the rollout of closed end second lien mortgage loans to 40 states from 8 states initially

BROKER DIRECT

- Funding volumes were down from 2Q22 consistent with the overall market decline
- Approved brokers totaled 2,425 at September 30, 2022, or approximately 15% of the total population of brokers
  - Large opportunity with approximately 15,000 brokers and non-delegated sellers active in the market
- Margins were lower than in the prior quarter as the channel remains highly competitive
- Launched POWER+, our next generation broker technology platform
- Well positioned for market share growth over the long term given consolidation in the channel and the deployment of new technologies

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SERVICING SEGMENT HIGHLIGHTS

PENNYMAC FINANCIAL SERVICES

- Servicing portfolio totaled $539.1 billion in UPB at September 30, 2022, up 2% Q/Q and 9% Y/Y
- Production volumes more than offset prepayment activity, leading to continued portfolio growth
- Slight increase in delinquency rates from the prior quarter
- Decrease in EBO loan volume and modifications as a result of higher mortgage rates

Selected Operational Metrics	2Q22	3Q22
Loans serviced (in thousands)	2,188	2,221
60+ day delinquency rate - owned portfolio[1]	3.2%	3.5%
60+ day delinquency rate - sub-serviced portfolio[2]	0.5%	0.5%
Actual CPR - owned portfolio[1]	12.0%	9.0%
Actual CPR - sub-serviced[2]	9.3%	6.9%
UPB of completed modifications ($ in millions)[3]	$4,224	$2,377
EBO loan volume ($ in millions)[4]	$572	$250

Loan Servicing Portfolio Composition
(UPB in billions)



$495.4
$527.3
$539.1
9/30/21
6/30/22
9/30/22
Prime owned
Prime subserviced and other

Net Portfolio Growth
(UPB in billions)



$527.3
($14.6)
$26.4
$539.1
At 6/30/22
Runoff(5)
Additions from loan production and MSR acquisitions(6)
At 9/30/22

(1) Owned portfolio is predominantly government-insured and guaranteed loans – see Appendix slide 29 for additional details. Delinquency data based on loan count (i.e., not UPB). CPR = Conditional Prepayment Rate.
(2) Represents PMT's MSRs. Excludes distressed loan investments.
(3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
(4) Early buyouts of delinquent loans from Ginnie Mae pools during the period
(5) Also includes loans sold with servicing released in connection with any asset sales by PMT
(6) Includes consumer and broker direct production, government correspondent acquisitions, conventional conforming and jumbo loan acquisitions subserviced for PMT, and $0.4 billion of bulk MSR acquisitions

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PENNYMAC FINANCIAL SERVICES

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	3Q21		2Q22		3Q22	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Loan servicing fees	$ 267.5	22.1	$ 302.4	23.1	$ 313.1	23.5
Earnings on custodial balances and deposits	4.6	0.4	13.1	1.0	43.8	3.3
Realization of MSR cash flows	(82.2)	(6.8)	(121.7)	(9.3)	(141.8)	(10.6)
EBO loan-related revenue[2]	160.6	13.3	78.1	6.0	36.3	2.7
Servicing expenses:						
Operating expenses	(109.6)	(9.1)	(113.8)	(8.7)	(108.7)	(8.2)
Payoff-related expense[3]	(36.4)	(3.0)	(19.1)	(1.5)	(10.0)	(0.7)
Losses and provisions for defaulted loans	(15.7)	(1.3)	(11.4)	(0.9)	(12.8)	(1.0)
EBO loan transaction-related expense	(4.8)	(0.4)	(0.8)	(0.1)	(0.2)	(0.0)
Interest expense	(35.6)	(2.9)	(38.5)	(2.9)	(50.2)	(3.8)
Pretax income excluding valuation-related changes	**$ 148.4**	**12.3**	**$ 88.3**	**6.8**	**$ 69.6**	**5.2**
Valuation-related changes						
MSR fair value[4]	(65.5)		233.8		237.2	
Hedging derivatives gains (losses)	(86.5)		(176.0)		(164.7)	
Provision for losses on active loans[5]	11.5		21.5		3.2	
Servicing segment pretax income	**$ 8.0**		**$ 167.6**		**$ 145.3**	
Average servicing portfolio UPB	**$ 484,107**		**$ 522,923**		**$ 532,861**	

- Loan servicing fees increased from the prior quarter due to continued portfolio growth while operating expenses declined
- Earnings on custodial balances and deposits increased $31 million from the prior quarter
  - Custodial funds managed for PFSI's owned portfolio totaled $5.4 billion at September 30, 2022
  - Earnings rate generally fluctuates with changes in the Federal Funds rate
- EBO loan-related revenue decreased $42 million from the prior quarter driven by lower volumes and redelivery gains due to higher interest rates and is expected to decline further in coming quarters

(1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes

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HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS

MSR Valuation Changes and Offsets
($ in millions)



MSR fair value change before recognition of realization of cash flows
Hedging and related gains (declines)
Production pretax income
$330.6
($65.5)
($86.5)
$233.8
($176.0)
$9.7
$237.2
($164.7)
$38.6
3Q21
2Q22
3Q22

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 3Q22, MSR fair value increased[1]
  - Driven by higher mortgage rates, resulting in expectations for lower prepayment activity in the future
- Partially offset by hedging and other losses
  - Primarily driven by higher interest rates

[1] Before recognition of realization of cash flows

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PROJECTED NEEDS FOR SERVICING ADVANCES IN ADVERSE SCENARIOS

PENNYMAC FINANCIAL SERVICES

- In the event of a prolonged economic downturn with increasing delinquencies, mortgage servicers are required to advance fund for delinquent property taxes and insurance and default-related (corporate) expenses, and may be required to advance delinquent principal and interest (P&I) payments on behalf of delinquent borrowers
  - Servicer advances of delinquent P&I may not be required if sufficient prepayment activity is received prior to a remittance
  - P&I advances would be required in adverse and stress scenarios where extended average periods of borrower delinquency combine with low prepayment speeds
- These scenarios show PFSI's projected peak outstanding advances over the next 12 months in an adverse and high stress environment
  - The stress case scenario mirrors the delinquency performance observed during the pandemic, combined with the lowest monthly prepayment speed observed in the last 30 years
- At September 30, 2022, PFSI had $2.8 billion in available liquidity[(1)]
  - PFSI is currently able to borrow up to $600 million against its Ginnie Mae servicing advances; current financing structure for servicing advances allows for expansion via additional counterparties

($ in millions)

	Projected Scenarios (Next 12 Months)	
As of 9/30/22	**Adverse**	**High Stress**
Current / Peak Servicing Advance Balance		
$397	**$1,025**	**$1,975**
Principal and Interest		
$0	$425	$1,082
Taxes, Insurance and Corporate		
$397	$600	$893
Delinquency Rate[(2)]		
5.5%	**10.0%**	**13.8%**
Prepayment Speed		
8.0%	**4.8%**	**3.0%**

(1) Available liquidity defined as cash and short-term investments plus the amount that can be borrowed on facilities with pledged collateral
(2) Delinquency rate based on UPB

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INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 16 • Net AUM as of September 30, 2022 were $ 2.0 billion, down 3% from June 30, 2022 and 19 % from September 30, 2021 ‒ Decrease in AUM primarily due to PMT’s financial performance • Investment Management segment revenues were $ 10.4 million, up 7 % from 2Q22 and 6 % from 3Q21 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions) $2.5 $2.1 $2.0 9/30/21 6/30/22 9/30/22 $10.1 ($0.3) $9.8 $9.7 $10.4 3Q21 2Q22 3Q22 Base management fees & other revenue Performance incentive

PFSI IS WELL IN EXCESS OF PROSPECTIVE REGULATORY CAPITAL AND LIQUIDITY REQUIREMENTS

PENNYMAC™ FINANCIAL SERVICES

In August, the Federal Housing Finance Agency (FHFA) and Ginnie Mae released updated eligibility standards for non-bank seller/servicers with a proposed effective date for most requirements of September 30, 2023

- PennyMac Loan Services, LLC (PLS), the entity at which these standards are applicable, is a subsidiary of PFSI and is approved as a seller/servicer of mortgage loans by Fannie Mae and Freddie Mac and as an issuer of securities guaranteed by Ginnie Mae

As of September 30, 2022
(in millions)



Capital
Liquidity
Capital Ratios
New GNMA Eligibility Requirements (Pro-Forma)
$1,106
$6,162
Requirement
PLS
$332
$2,065
Requirement
PLS
6%
39%
50%
Requirement
PLS RBCR(1)
PLS Leverage Ratio
New FHFA Eligibility Requirements (Pro-Forma)
$1,012
$6,162
Requirement
PLS
$463
$1,763
Requirement
PLS
6%
37%
Requirement
PLS

(1) Risk-based Capital Ratio. GNMA has extended the mandatory implementation date of the RBC requirement to December 31, 2024.

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APPENDIX

19 PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTANTIAL LONG - TERM GROWTH POTENTIAL $539 billion outstanding IN SER VIC ING (2) YEARS FOR PFSI AS A PUBLIC COMPANY 9 15 YEARS OF OPERATIONS PMT # 4 • CORRESPONDENT PRODUCTION • CONSUMER DIRECT • BROKER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT # 7 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT. All figures are as of 9/30/22 unless othe rwi se noted. (1) Inside Mortgage Finance for the 12 months ended 9/30/22 (2) Inside Mortgage Finance as of 6/30/22 $2.0 billion in assets under management 13 - year track record 2.2+ million customers $ 1 33 billion LTM 3Q22

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 20 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third - party sellers - PFSI earns gains on delegated government - insured and non - delegated loans - Fulfillment fees for PMT’s delegated conventional loans Consumer direct origination of conventional and government - insured loans Broker direct origination launched in 2018 LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry - leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage - related assets: - GSE credit risk transfer investments - MSR investments - Investments in prime non - agency MBS and asset - backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well - positioned to navigate the current market and regulatory environment

21 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, consumer direct and broker direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base of over 2.2 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 4 th largest in the U.S. (1) Loan Servicing 7 th largest in the U.S. (2) In both businesses, scale and efficiency are critical for success Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Inside Mortgage Finance for the 12 months ended 9/30/22 (2) Inside Mortgage Finance as of 6/30/22

0.0% 1.0% 2.0% 3.0% 4.0% 10-Year Treasury Yield 48% 75% 64% 61% 73% 80% 63% 40% 45% 68% 40% 58% 53% 49% 63% 71% 54% 36% 42% 66% 2013 2014 2015 2016 2017 2018 2019 2020 2021 9M22 PFSI Purchase Mix Industry Purchase Mix 9M22 $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.4 $2.4 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E U.S. Origination Market (in trillions) Proven ability to generate attractive ROEs… 22 PFSI’S TRACK RECORD ACROSS VARIOUS MARKET ENVIRONMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year. Initial Public Offering was May 8, 2013. (2) Inside Mortgage Finance (3) Bloomberg (4) Inside Mortgage Finance for historical data. Industry purchase mix for 3Q22 represents the average of Mortgage Bankers Association (10/23/22), Fannie Mae (10/10/22), and Freddie Mac (10/21/22) estimates. (1) (2) (3) (4) Average: 24% 11% 19% 20% 22% 26% 13% 22% 61% 29% 17% 2013 2014 2015 2016 2017 2018 2019 2020 2021 9M22 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE)

23 • $1.1 billion in revenue from servicing and sub - servicing fees in 2021 • Higher short - term rates expected to drive increased placement fee income • Cloud - based servicing system built for Pennymac’s unique needs • Operational and cost efficiencies, as well as increased flexibility • Data - based analytics and insights from servicing system • Purchase originations, new products (second liens, HELOCs) • Loss mitigation expertise to assist consumers and minimize losses • Enhanced by flexible and proprietary servicing technology • Offering homeowners insurance to servicing customers through a joint venture • Evaluating additional partnerships and revenue opportunities BENEFITS AND POTENTIAL VALUE FROM PENNYMAC’S LARGE AND GROWING SERVICING PORTFOLIO SERVICING PORTFOLIO Recurring Cash Flows Proprietary Technology New Consumer Direct Opportunities Loss Mitigation Ancillary Products and Services 2.2M customers $539B unpaid principal balance

PFSI'S STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES

PENNYMAC FINANCIAL SERVICES

Low Debt-to-Equity Ratio


2.4x
0.9x
12/31/18
3.0x
0.7x
12/31/19
3.6x
0.6x
12/31/20
3.2x
0.9x
12/31/21
2.1x
1.0x
9/30/2022
Non-funding debt-to-equity
Total debt-to-equity

- Targeted debt-to-equity ratio near or below 3.5x with fluctuations largely driven by the origination environment or other market opportunities
- Non-funding debt-to-equity has historically remained near or below 1.0x

High TNW[1]/Assets


25%
22%
12/31/18
22%
20%
12/31/19
19%
10%
12/31/20
21%
18%
12/31/21
26%
20%
9/30/22
Tangible Net Worth / Assets
Tangible Net Worth / Assets ex. Loans eligible for repurchase

- Tangible net worth / assets excluding loans eligible for repurchase has increased due to growth in stockholders' equity and a reduction in balances of loans held for sale at fair value from peak levels

Diverse Financing Sources


MSR & Servicing Advance Financing
$1,800mm
$500mm 5.750% due September 2031
$650mm 4.250% due February 2029
$650mm 5.375% due October 2025
Senior Unsecured Notes
$1,800mm
$500mm GNMA MSR Term Notes due May 2027
$650mm GNMA MSR Term Notes due August 2023
$650mm GNMA MSR Term Notes due February 2023
Secured Term Notes
$1,525mm
Financing capacity across multiple banks
$100mm drawn
Secured Revolving Bank Financing Lines

- Senior unsecured notes provide low, fixed interest rates; more than 3-years until first maturity
- Secured term notes due in 2023 contain the ability to extend the maturity for 2-years at PFSI's discretion
- Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances

Note: All figures are as of September 30, 2022
[1] Tangible net worth excludes capitalized software

24

Reserves maintained for: ROBUST LIQUIDITY RISK MANAGEMENT DISCIPLINE 25 $ 2.8 billion in available liquidity at September 30, 2022 (1) , significantly in excess of minimum requirements and internally established reserve levels (1) Includes $ 1.6 billion in cash and short - term investments plus $ 1.2 billion in amounts that can be borrowed on facilities with pledged collateral Minimum Regulatory and Counterparty Requirements Ongoing Operations Unexpected Environmental Shocks • Financing covenants and other requirements of counterparties, regulators and rating agencies • Well - positioned to meet the updated eligibility standards recently proposed by Ginnie Mae and FHFA for non - bank, Agency seller/servicers • Fulfillment of financial commitments and obligations • Operating expenses, expected income tax payments, principal and interest payments on outstanding debt, dividend payments and other • Expected cash needs for business activities and corporate overhead • Potential margin calls related to sudden interest rate changes; also considers potential timing difference between margin calls and ability to draw on certain liquidity sources • Servicing advances in a severe loan delinquency and prepayment rate scenario

PENNYMAC
FINANCIAL SERVICES

PENNYMAC HAS DEVELOPED IN A SUSTAINABLE MANNER FOR LONG-TERM SUCCESS

2008

Operations launched; de novo build of legacy-free mortgage servicer

Raised $500 million of capital in private opportunity funds

2009

PMT formed in an initial public offering raising $320 million

Correspondent group established with a focus on operations development and process design

2010

Added servicing leadership for prime portfolio and to drive scalable growth

Correspondent system launches

2011

Expanded infrastructure with flagship operations facility in Moorpark, CA

Correspondent leadership team expands

2012

Expanded infrastructure in Tampa, FL

Became largest non-bank correspondent aggregator

2013

PFSI completed initial public offering

Expanded infrastructure in Fort Worth, TX

2014

Continued organic growth and servicing portfolio UPB reaches $100 billion[1]

2015

PFSI stockholders' equity surpasses $1 billion

2016

Substantial growth in PFSI's consumer direct capacity

2017

PFSI issued MSR-backed term notes

2018

PFSI launched broker-direct lending channel

PFSI completes corporate reorganization

2019

Achieved position as the largest correspondent aggregator in the U.S.

PFSI launched proprietary, cloud-based Servicing Systems Environment (SSE)

2020

Record production volumes across all channels; nearly $200 billion in UPB[1]

PFSI issued inaugural $650 million of unsecured Senior Notes

2021

PFSI issued an additional $1.15 billion of unsecured Senior Notes

Servicing portfolio surpasses 2 million customers[1]

2022

Launched "Greatness Lives Here" brand marketing campaign celebrating home as the foundation for achieving life's aspirations

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

[1] All figures are for PFSI and include volume fulfilled or subserviced for PMT

26

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 3.01% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 27 Macroeconomic Metrics (3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey. 6.94% as of 10/20/22 (2) U.S. Department of the Treasury. 4.23% as of 10/20/22 (3) 10 - year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg. Average 30 - year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey. Average secondary mortgage rate: 30 - Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg. U.S. home price appreciation: S&P CoreLogic Case - Shiller U.S. National Home Price NSA Index (SPCSUSA). Data is as of 8/31/22 . Residential mortgage originations are for the quarterly period ended. Source: Inside Mortgage Finance. Average 30 - year fixed rate mortgage (1) 10 - year Treasury Bond Yield (2) 3.83% 6.70% 5.70% 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 10-year Treasury bond yield 1.5% 1.5% 2.3% 3.0% 3.8% 2/10 year Treasury yield spread 1.2% 0.8% 0.0% 0.1% -0.5% 30-year fixed rate mortgage 3.0% 3.1% 4.7% 5.7% 6.7% Secondary mortgage rate 2.0% 2.1% 3.5% 4.4% 5.6% U.S. home price appreciation (Y/Y % change) 19.7% 18.8% 20.6% 19.7% 13.0% Residential mortgage originations (in billions) $1,090 $995 $725 $650 $505

28 MSR ASSET VALUATION (1) Weighted average Mortgage Servicing Rights Pool UPB $303,800 Coupon (1) 3.3% Servicing fee/spread (1) 0.36% Prepayment speed assumption (CPR) (1) 7.6% Fair value $5,661.7 As a multiple of servicing fee 5.19 September 30, 2022 Unaudited ($ in millions)

29 PFSI’S OWNED MSR PORTFOLIO CHARACTERISTICS (1) Government loans include loans securitized in Ginnie Mae pools as well as loans sold to private investors (2) Other represents MSRs collateralized by conventional loans sold to private investors Segment UPB ($ in billions) % of Total UPB Loan Count (in thousands) Note Rate Age (months) Maturity (months) Loan Size ($ in thousands) FICO Credit Score at origination Original LTV Current LTV 60+ Delinquency (by UPB) Government (1) FHA $114.2 37.6% 601 3.6% 41 322 $190 675 93% 65% 4.9% VA $110.2 36.3% 413 3.0% 25 334 $267 724 89% 69% 2.0% USDA $21.3 7.0% 144 3.5% 42 321 $148 698 98% 67% 5.1% GSE FNMA $28.2 9.3% 103 3.2% 22 305 $274 760 68% 54% 0.4% FHLMC $29.3 9.7% 105 3.2% 14 315 $281 753 70% 58% 0.3% Other (2) Other $0.6 0.4% 2 3.7% 12 337 $310 766 65% 57% 0.1% Grand Total $303.8 100.0% 1,368 3.3% 31 324 $222 710 88% 65% 3.0%

6.7% 15.4% 14.0% 12.0% 9.5% 8.0% 7.2% 5.8% 5.0% 5.0% 5.5% 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 30-60 Days 60-90 Days 90+ Days In Foreclosure • Overall mortgage delinquency rates have returned to pre - pandemic levels • Servicing advances outstanding decreased to approximately $397 million at September 30, 2022 from $506 million at June 30, 20 22 – No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations HISTORICAL TRENDS IN DELINQUENCIES AND ADVANCES 30 Historical Trends in Delinquency and Foreclosure Rates (1) (1) Owned MSR portfolio. Delinquency and foreclosure rates based on UPB. As of 9/30/22, the UPB of mortgage servicing rights owne d t otaled $308 billion.

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 31 Acquisitions/Originations Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) 3Q21 4Q21 1Q22 2Q22 3Q22 Correspondent Acquisitions Conventional Conforming 28,605$ 17,157$ 9,768$ 10,320$ 10,225$ Government 15,375 15,651 12,730 10,649 12,161 Jumbo - - 1 3 2 Total 43,980$ 32,808$ 22,500$ 20,973$ 22,387$ Consumer Direct Originations Conventional Conforming 6,200$ 6,311$ 4,553$ 2,246$ 1,198$ Government 4,932 4,289 3,669 1,492 1,130 Jumbo - - - 5 2 Closed-end second liens - - - - 1 Total 11,131$ 10,600$ 8,222$ 3,744$ 2,330$ Broker Direct Originations Conventional Conforming 3,086$ 2,823$ 1,979$ 1,556$ 909$ Government 902 860 560 396 384 Jumbo - - 2 24 5 Total 3,988$ 3,684$ 2,541$ 1,976$ 1,298$ Total acquisitions/originations 59,099$ 47,092$ 33,262$ 26,693$ 26,016$ UPB of loans fulfilled for PMT (included in correspondent acquisitions) 28,605$ 17,157$ 9,768$ 10,324$ 10,227$

INTEREST RATE LOCKS BY PRODUCT 32 Note: Figures may not sum exactly due to rounding Interest Rate Lock Commitments Unaudited ($ in millions) 3Q21 4Q21 1Q22 2Q22 3Q22 Correspondent Locks Conventional Conforming 29,411$ 14,717$ 10,194$ 11,080$ 10,647$ Government 16,230 15,544 12,487 11,326 12,351 Jumbo - - - 3 2 Total 45,641$ 30,261$ 22,682$ 22,410$ 22,999$ Consumer Direct Locks Conventional Conforming 9,625$ 8,264$ 5,242$ 2,511$ 1,892$ Government 6,701 5,937 3,861 1,804 1,889 Jumbo - - 8 11 14 Closed-end second liens - - - - 10 Total 16,326$ 14,200$ 9,112$ 4,326$ 3,804$ Broker Direct Locks Conventional Conforming 3,745$ 2,884$ 2,732$ 1,663$ 1,236$ Government 1,131 984 784 535 622 Jumbo - - 10 21 6 Total 4,876$ 3,867$ 3,527$ 2,220$ 1,865$ Total locks 66,843$ 48,329$ 35,320$ 28,956$ 28,668$

CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 33 Correspondent Consumer Direct Broker Direct 3Q21 4Q21 1Q22 2Q22 3Q22 3Q21 4Q21 1Q22 2Q22 3Q22 Government-insured 700 693 691 682 680 Government-insured 42 42 43 43 45 Conventional 755 750 750 753 758 Conventional 35 36 36 37 38 3Q21 4Q21 1Q22 2Q22 3Q22 3Q21 4Q21 1Q22 2Q22 3Q22 Government-insured 706 704 708 700 680 Government-insured 40 40 40 42 43 Conventional 744 742 738 727 724 Conventional 33 34 35 37 37 3Q21 4Q21 1Q22 2Q22 3Q22 3Q21 4Q21 1Q22 2Q22 3Q22 Government-insured 731 720 702 694 679 Government-insured 42 44 43 44 45 Conventional 760 755 754 757 759 Conventional 34 35 36 37 37 Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI

ADJUSTED EBITDA RECONCILED TO NET INCOME 34 ($ in millions) 3Q21 2Q22 3Q22 Net income 249.3$ 129.2$ 135.1$ Provision for income taxes 90.2 48.4 50.3 Income before provisions for income taxes 339.5 177.5 185.5 Depreciation and amortization 6.8 7.4 9.4 Decrease (increase) in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model 65.5 (233.8) (237.2) Hedging losses associated with MSRs 86.5 176.0 164.7 Stock-based compensation 8.8 14.9 6.5 Interest expense on corporate debt and capital base 17.5 23.7 23.9 Adjusted EBITDA 524.5$ 165.7$ 152.9$